                                                                   Exhibit 99.2


                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                            ANY AND ALL OUTSTANDING
                            6% Debentures Due 2010
                                      AND
                           6.40% Debentures Due 2018
                                      OF
                               RAYTHEON COMPANY
                     FULLY AND UNCONDITIONALLY GUARANTEED
                             BY __________________

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for Initial Debentures (as defined below) are not immediately available for surrender, (ii) Initial Debentures, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to 5:00 P.M. New York City time, on the expiration date referenced in the Prospectus relating to the Exchange Offer (the "Expiration Date"), or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Initial Debentures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Initial Debentures pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Initial Debentures (or facsimile thereof) must also be received by the Exchange Agent on or prior to 5:00 P.M. New York City time. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:


                              The Bank of New York

By Registered or Certified Mail             Facsimile Transmissions:                   By Hand Or Overnight Delivery
                                          (Eligible Institutions Only)
The Bank of New York                            (212) 815-6339                         The Bank of New York
Corporate Trust Division                                                               Corporate Trust Division
101 Barclay Street, 21 W                    To Confirm by Telephone:                   101 Barclay Street, 21 W
New York, New York  10286                       (212) 815-5076                         New York, New York  10286
Attention:  Diane Amoroso                                                              Attention:  Diane Amoroso

     Delivery of this Notice Of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Raytheon Company, a Delaware Corporation ("Raytheon"), upon the terms and subject to the conditions set forth in the Prospectus dated ______, 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of 6% Debentures Due 2010, or 6.40% Debentures Due 2018, of Raytheon (the "Initial Debentures") set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Initial Debentures."

Aggregate Principal Amount    Name(s) of Registered Holder(s):_________________
Tendered: $______________    _______________________________________________

Certificate No(s)
(if available):_____________________

_________________________________
(Total Principal Amount Represented by
Initial Debentures Certificate(s))

$________________________________

If Initial Debentures will be tendered by book-entry transfer, provide the following information:

DTC Account Number:______________________

Date:______________________________________

_____________________________________
     Must be in denominations of a principal amount of $1,000 and an integral multiple thereof.

-------------------------------------------------------------------------------
     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs personal representatives, successors and assigns of the undersigned.
-------------------------------------------------------------------------------


                              PLEASE SIGN HERE

X_____________________________  ___________________

X_____________________________  ___________________
Signature(s) of Owner(s)        Date
or Authorized Signatory

Area Code and Telephone Number:______________________________________

     Must be signed by the holder(s) of the Initial Debentures as their name(s) appear(s) on certificates for Initial Debentures or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):
             _______________________________________________________________

             _______________________________________________________________

             _______________________________________________________________

             _______________________________________________________________
Capacity:
             _______________________________________________________________

             _______________________________________________________________

             _______________________________________________________________

             _______________________________________________________________
Address(es):
             _______________________________________________________________

             _______________________________________________________________

             _______________________________________________________________

             _______________________________________________________________

             _______________________________________________________________

             _______________________________________________________________

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Initial Debentures tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Initial Debentures to the Exchange Agent's account at The Depositary Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Initial Debentures tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

       ______________________________    __________________________________
               Name of Firm                     Authorized Signature

       ______________________________    __________________________________
                 Address                                Title

       ______________________________    __________________________________
                 Zip Code                       (Please Type or Print)

Area Code and Telephone No._______ Dated:___________________
NOTE: DO NOT SEND CERTIFICATES FOR INITIAL DEBENTURES WITH THIS FORM. CERTIFICATES FOR INITIAL DEBENTURES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.